UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

Xinde Technology Company
(Exact name of registrant as specified in its charter)

Nevada	000-53672	20-8121712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China
 (Address of principal executive offices)

Registrant's telephone number, including area code: (86) 536-8322068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2010, the Board of Directors of Xinde Technology Company, a Nevada corporation (the “Registrant”) unanimously resolved to amend and restate the Registrant’s Bylaws in light of the fact that certain provisions therein were obsolete.  A copy of such Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of September 16, 2010, the Board of Directors of the Registrant adopted a new Code of Business Conduct and Ethics that applies to the Registrant’s officers, directors and employees. A copy of such Code of Business Conduct and Ethics is attached hereto as Exhibit 14.1 and is incorporated by reference into this Item 5.05.

Item 8.01 Other Events.

On September 16, 2010, the Board of Directors of the Registrant unanimously resolved to create an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Board appointed Yun Hon Man, Beiping Zhai, Jie Liu and Wenxi Wu to serve as members of the Audit Committee, with Yun Hon Man serving as Chairperson.  The Board appointed Weisheng Cong, Jie Liu and Yun Hon Man to serve as members of the Compensation Committee, with Weisheng Cong serving as Chairperson. The Board appointed Jie Liu, Beiping Zhai and Wenxi Wu to serve as members of the Corporate Governance and Nominating Committee, with Jie Liu serving as Chairperson.

Also on September 16, 2010, the Board approved Charters for each of the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee. Copies of the Audit Committee Charter, the Compensation Committee Charter and the Corporate Governance and Nominating Committee Charter are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated by reference herein.  The Board also adopted a Related Person Transaction Policy, a copy of which is attached hereto as Exhibit 99.4.

On September 13, 2010, the Company issued a press release (the “Press Release”) announcing that it has launched a new company website in English at www.chinaxinde.cn.  A copy of the Press Release is attached hereto as Exhibit 99.5.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit No.	Item	Location
Exhibit 3.1	Amended and Restated Bylaws of Xinde Technology Company, effective as of September 16, 2010	Provided herewith
Exhibit 14.1	Code of Business Conduct and Ethics, dated as of September 16, 2010	Provided herewith
Exhibit 99.1	Audit Committee Charter, dated as of September 16, 2010	Provided herewith
Exhibit 99.2	Compensation Committee Charter, dated as of September 16, 2010	Provided herewith
Exhibit 99.3	Corporate Governance and Nominating Committee Charter, dated as of September 16, 2010	Provided herewith
Exhibit 99.4	Related Person Transaction Policy, dated as of September 16, 2010	Provided herewith
Exhibit 99.5	Press Release	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2010

XINDE TECHNOLOGY COMPANY

By:	/s/ Dianjun Liu
Name: Dianjun Liu Title: Chief Executive Officer